Exhibit 99.1

FOR IMMEDIATE RELEASE

December 12, 2022

Contact: Emily Fisher

Community Outreach and Public Relations Officer

Emily.Fisher@CNBBank.bank

Mobile: 614-312-6868

CNB Bank Introduces Women-Focused, Impressia Bank

December 12, 2022 (Clearfield, PA) – Together, Michael Peduzzi, President and CEO of CNB Bank, and Angela Wilcoxson, EVP/Chief Commercial Banking Officer, have announced plans to launch a new bank division, Impressia Bank. Designed for women by women, Impressia Bank will be a full-service banking division of CNB Bank dedicated to the professional and financial development and advancement of women business owners and women leaders.

With plans to launch in early 2023, Impressia Bank will be the sixth bank division of CNB Bank. This women-focused commercial bank will begin within the existing geographic footprint of each of CNB Bank’s five other divisions, then strategically expand beyond those borders utilizing an online presence. Impressia Bank’s online approach will be complemented by regional relationship managers and support managers, as well as specialized services such as SBA and grant advisory services, treasury management, wealth management, and private banking.

“This is a perfect opportunity to deepen relationships and support the already high, yet growing, number of women-owned businesses,” said Wilcoxson. “A prioritization of women-owned businesses would complement other divisional growth activities and allow the Bank to provide even better banking options for more businesses in our communities.”

Extending beyond traditional business banking offerings, Impressia Bank clients will have access to resources related to accelerating their business, developing appropriate business strategies, and establishing a community of women who support one another. The Bank will connect financial and other identified resources to cultivate and support the business acumen of women business owners.

“We’re looking to move beyond the scope of offering traditional banking services. Our goal is to provide an entire banking and financial support network for current and prospective women leaders,” said Mr. Peduzzi. “We recognize that access to capital remains the largest barrier to market entry and success for female founders and women-owned businesses. Impressia Bank will strive to propose solutions pertaining to credit access, financial literacy, and business development to promote and encourage the small business spirit and career development of women.”

CNB Bank recently launched a search for the position of Division President for Impressia Bank.

Based on strong, traditional values, CNB Bank is dedicated to being the premier financial services provider in the area, focused on the changing needs of people and business in our communities by providing the highest quality service.

About CNB Financial Corporation

CNB Financial Corporation is a financial holding company with consolidated assets of approximately $5.3 billion. CNB Financial Corporation conducts business primarily through its principal subsidiary, CNB Bank. CNB Bank is a full-service bank engaging in a full range of banking activities and services, including trust and wealth management services, for individual, business, governmental, and institutional customers. CNB Bank operations include a private banking division, three loan production offices, one drive-up office, one mobile office and 47 full-service offices in Pennsylvania, Ohio, New York and Virginia. CNB Bank’s divisions include ERIEBANK, based in Erie, Pennsylvania, with offices in Northwest Pennsylvania and Northeast Ohio; FCBank, based in Worthington, Ohio, with offices in Central Ohio; BankOnBuffalo, based in Buffalo, New York, with offices in Western New York; and Ridge View Bank, with loan production offices in the Southwest Virginia region. CNB Bank is headquartered in Clearfield, Pennsylvania, with offices in Central and North Central Pennsylvania. Additional information about CNB Financial Corporation may be found at www.CNBBank.bank.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to CNB’s financial condition, liquidity, results of operations, future performance and business. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond CNB’s control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” CNB’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to, (i) adverse changes or conditions in capital and financial markets; (ii) changes in interest rates; (iii) the duration and scope of the COVID-19 pandemic and the local, national and global impact of COVID-19; (iv) actions governments, businesses and individuals take in response to the pandemic; (v) the speed and effectiveness of vaccine and treatment developments and deployment; (vi) variations of COVID-19, such as the Delta and Omicron variants, and the response thereto, (vii) the pace of recovery when the COVID-19 pandemic subsides; (vii) changes in general business, industry or economic conditions or competition; (ix) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (x) higher than expected costs or other difficulties related to integration of combined or merged businesses; (xi) the effects of business combinations and other acquisition transactions, including the inability to realize our loan and investment portfolios; (xii) changes in the quality or composition of our loan and investment portfolios; (xiii) adequacy of loan loss reserves; (xiv) increased competition; (xv) loss of certain key officers; (xvi) deposit attrition; (xvii) rapidly changing technology; (xviii) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xix) changes in the cost of funds, demand for loan products or demand for financial services; and (xx) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on CNB’s financial position and results of operations. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and the forward-looking statement disclaimers in CNB’s annual and quarterly reports filed with the Securities and Exchange Commission.

The forward-looking statements are based upon management’s beliefs and assumptions and are made as of the date of this press release. CNB undertakes no obligation to publicly update or revise any forward-looking statements included in this press release or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise, except to the extent required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur and you should not put undue reliance on any forward-looking statements.